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                                                                    EXHIBIT 10.1

                                WAIVER OF DEFAULT

                                       and

                     CONSENT TO AMENDMENT OF BUSINESS PLANS

        This WAIVER OF DEFAULT AND CONSENT TO AMENDMENT OF BUSINESS PLANS (the "Waiver and Consent") is made as of July 17, 2000 by KRAUSE'S FURNITURE, INC. (the "Company"), TH LEE.PUTNAM INTERNET PARTNERS, L.P. and TH LEE.PUTNAM INTERNET PARALLEL PARTNERS, L.P. (collectively, "THLi") and GE CAPITAL EQUITY INVESTMENTS ("GECC"), with reference to the following facts:

        A. The Company, THLi and GECC are parties to a Series A Convertible Preferred Stock Purchase Agreement dated as of January 11, 2000 (the "Purchase Agreement"), and parties to an Amended and Restated Stockholders Agreement among themselves, certain other stockholders of the Company, and the Company dated as of January 14, 2000 (the "Stockholders Agreement").

        B. Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Purchase Agreement.

        C. Section 6.1 of the Purchase Agreement and Schedule 6.1 thereto provide that, unless consented to by THLi, it shall be an Event of Default for the Company to deviate from the E-Commerce Plan, and that in the absence of the consent of THLi, the failure to use at least $10,000,000 of the Proceeds of the sale of Series A Convertible Preferred Stock (the "Proceeds") for E-Commerce Proceeds Uses during the term of the E-Commerce Plan shall constitute such a deviation and Event of Default.

        D. Section 2.2(p) of the Stockholders Agreement provides that the THLi Designee and GECC Designee on the Board of Directors must consent to any waiver or modification of the terms or performance of the Purchase Agreement and Stockholders Agreement, and Section 2.2(u) of the Stockholders' Agreement provides that the THLi Designee and GECC Designee must consent to any amendment of an annual business plan.

        E. Because circumstances in the markets have changed since the date of the Purchase Agreement, the Company, THLi and GECC have determined that it is in the best interest of the Company, its stockholders and the holders of Series A Convertible Preferred Stock to re-allocate the investment of the direct Proceeds to permit the Company to use an additional $2,500,000 of such Proceeds for Retail Proceeds Uses, deferring any obligation to invest such Proceeds in E-Commerce Proceeds Uses.

        NOW THEREFORE, in consideration of the facts stated above and for other good and valuable consideration, the parties hereto agree as follows:

        1. To the extent set forth herein, THLi and GECC hereby waive any right or remedy arising from an Event of Default under Section 6.1 or Schedule 6.1 of the Purchase Agreement resulting from the Company's use of less than $10,000,0000 of the Proceeds for E-Commerce Proceeds Uses, so long as the Company uses at least $7,500,000 of the Proceeds for E-Commerce Proceeds Uses during the term of the E-Commerce Plan. This Waiver and Consent does not constitute a waiver of THLi's or GECC's right to assert an Event of Default if the Company uses less than $7,500,000 of the Proceeds for E-Commerce Proceeds Uses during the term of the E-Commerce Plan and to assert related rights or remedies as to the proportion of the $7,500,000 amount that is not spent on E-Commerce Proceeds Uses.


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        2. THLi and GECC hereby consent to the amendment of the E-Commerce Plan and the Retail Plan to reallocate $2,500,000 from E-Commerce Proceeds Uses to Retail Proceeds Uses, reducing the Proceeds to be invested in E-Commerce Proceeds Uses and increasing the Proceeds to be invested in Retail Proceeds Uses by the same $2,500,000, respectively, and THLi, in accordance with Schedule 6.1 of the Purchase Agreement consents to the deviation from the E-Commerce Plan described above. Further THLi and GECC consent and agree that, from and after the date hereof (a) the Purchase Agreement shall be modified to provide that (i) the minimum amount of Proceeds required to be spent on E-Commerce Proceeds Uses as provided in Schedule 6.1 of the Purchase Agreement shall be $7,500,000, and
(ii) each of the terms "E-Commerce Plan", "E-Commerce Proceeds", "Retail Plan" and "Retail Proceeds" as used and referenced in the Purchase Agreement, shall refer to such terms as defined therein and as modified to reflect the reallocation of Proceeds approved herein, and (b) the Company's business plans approved by the Board shall be modified in accordance with the foregoing.

        3. Subject to the obligations of the Company or any of its subsidiaries under any agreement related to indebtedness, the Company agrees that it will invest in E-Commerce Proceeds Uses, or cause its subsidiaries to invest in E-Commerce Proceeds Uses, the first $2,500,000 of the net cash (or net cash equivalent) proceeds resulting from Extraordinary Transactions (as defined below). An "Extraordinary Transaction" shall be (i) a sale, lease, transfer or conveyance of an asset or assets of the Company or any of its subsidiaries other than the sale of furniture, accessories or related inventory in the ordinary course of business or the subleasing of vacant retail space on arm's-length terms; (ii) a sale of debt or equity securities (not including a note evidencing borrowing from a bank or institutional lender), or (iii) new indebtedness of the Company or its subsidiaries (other than indebtedness between the Company and its subsidiaries). The Company's currently contemplated sale of a retail site in Scottsdale, Arizona shall not be deemed an Extraordinary Transaction.

        4. The Company affirms its obligations under the Purchase Agreement except as expressly modified herein.

        5. This Waiver and Consent may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                      [the next page is the signature page]


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        IN WITNESS WHEREOF, the parties hereto have executed this Waiver and
Consent as of the date first written above.


                                         KRAUSE'S FURNITURE, INC.


                                         /s/ Robert A. Burton
                                         ---------------------------------------
                                         Name:  Robert A. Burton
                                         Title: Executive Vice President and
                                                Chief Financial Officer


                                         TH LEE.PUTNAM INTERNET PARTNERS, L.P.

                                         By: TH LEE.PUTNAM INTERNET FUND
                                             ADVISORS, L.P., its General Partner

                                         By: TH LEE.PUTNAM INTERNET FUND
                                             ADVISORS, LLC, its General Partner

                                         By: /s/ Christine Kim
                                             -----------------------------------
                                             Name:  Christine Kim
                                             Title: Vice President


                                         TH LEE.PUTNAM INTERNET PARALLEL
                                         PARTNERS, L.P.

                                         By: TH LEE.PUTNAM INTERNET FUND
                                             ADVISORS, L.P., its General Partner

                                         By: TH LEE.PUTNAM INTERNET FUND
                                             ADVISORS, LLC, its General Partner

                                         By: /s/ Christine Kim
                                             -----------------------------------
                                             Name:  Christine Kim
                                             Title: Vice President

                                         GE CAPITAL EQUITY INVESTMENTS, INC.

                                         By: /s/ Brian P. Keil
                                             -----------------------------------
                                         Name: Brian P. Keil
                                         Title: Vice President


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